                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8,
                          1996 (September 26, 1996)


                         SCB COMPUTER TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Tennessee                         0-27694                      62-1201561
------------------         ------------------------          ------------------
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1365 West Brierbrook Road, Memphis, Tennessee                     38138
----------------------------------------------             ------------------
  (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577


                               Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
--------------------------------------------------------------------------------

         On September 26, 1996, SCB Computer Technology, Inc. (the "Registrant") acquired Delta Software Systems, Inc., an information technology consulting company and custom software programmer ("Delta"), pursuant to a merger (the "Merger") of Delta with and into Delta Acquisition, Inc., a wholly owned subsidiary of Registrant ("Merger Sub"). Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), Merger Sub was the surviving corporation in the Merger and changed its name upon consummation thereof to Delta Software Systems, Inc. As a result of the Merger, all of the outstanding capital stock of Delta, which was held by Richard T. Ely, Jr., Thomas Edward Jordan, John Michael O'Guinn, and Larry W. Reed (collectively, the "Delta Shareholders"), was converted into an aggregate of 461,538 shares of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"). Pursuant to an Indemnity and Escrow Agreement between the Registrant, the Merger Sub, and the Delta Shareholders (the "Escrow Agreement"), 10% of the aggregate consideration in the Merger, or 46,154 shares of Common Stock, were delivered by the Registrant and the Delta Shareholders to Boatmen's Trust Company, as escrow agent. The escrowed shares may be used to satisfy indemnification claims by the Registrant for any breaches of representations and warranties made in the Merger Agreement by the Delta Shareholders.

         In connection with and as a condition to the Merger, each of Messrs. Ely, Jordan, and O'Guinn entered into two-year employment agreements with Merger Sub providing for an annual base salary of $120,000. The employment agreements also contain covenants not to compete with the Registrant and its subsidiaries for two years following the termination of employment. As an additional condition to the Merger, the Registrant paid Mr. Reed $40,000 in exchange for a one-year covenant not to compete. (Mr. Reed has the option to require the Registrant to pay him an additional $40,000 in exchange for an additional one-year noncompete agreement).

         The consideration in the Merger was determined through arm's-length negotiations among the parties with regard to Delta's earnings history and estimated future profitability. Except as set forth herein, there is no material relationship between any of the Delta Shareholders and the Registrant or its affiliates, any director or officer of the Registrant, or any associate of any director or officer.

Item 7. Financial Statements and Exhibits
--------------------------------------------------------------------------------

(a) and (b)      Financial Statements of Business Acquired and Pro Forma
                 Financial Information.

         Independent Auditor's Report
         Balance Sheet at December 31, 1995
         Statement of Operations for the year ended December 31, 1995
         Statement of Stockholders' Equity for the year ended December 31, 1995 Statement of Cash Flows for the year ended December 31, 1995
         Notes to Financial Statements

         The Registrant believes that, except for the financial statements listed above and filed herewith, (i) it is impracticable prior to the filing of this Form 8-K to complete preparation of the other financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Form 8-K is required to be filed.

(c)      Exhibits. See Exhibit Index following signature page.

Board of Directors
Delta Software Systems, Inc.
Memphis, Tennessee

                          INDEPENDENT AUDITOR'S REPORT

We have audited the balance sheet of DELTA SOFTWARE SYSTEMS, INC. as of December 31, 1995, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Delta Software Systems, Inc., as of December 31, 1995, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                   /s/ Cannon & Company

                                                   Certified Public Accountants

Memphis, Tennessee
September 11, 1996

                          DELTA SOFTWARE SYSTEMS, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1995


                                                          ASSETS
CURRENT ASSETS
   Cash                                                                                          $   105,018
   Accounts Receivable, Net of Allowance of $16,609                                                  805,856
   Accounts Receivable - Unbilled                                                                    158,247
   Prepaids and Other Current Assets                                                                   6,000
                                                                                                 -----------
      Total Current Assets                                                                         1,075,121

FIXED ASSETS
   Equipment - Data Processing                                                                       262,491
   Furniture and Fixtures                                                                             68,628
   Software                                                                                           63,121
   Accumulated Depreciation                                                                         (287,031)
                                                                                                 -----------
      Net Fixed Assets                                                                               107,209
                                                                                                 -----------

      Total Assets                                                                               $ 1,182,330
                                                                                                 ===========

                               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts Payable - Trade                                                                      $    69,345
   Taxes Payable                                                                                      34,290
   Deferred Income Tax Liability                                                                      59,961
   Accrued Franchise and Excise Tax                                                                    2,253
                                                                                                 -----------
      Total Current Liabilities                                                                      165,849

STOCKHOLDERS' EQUITY
   Common Stock, $0 Par Value, 2,000 Shares Authorized, 400 Shares Issued                              1,600
     and Outstanding
   Additional Paid-in Capital                                                                          1,953
   Retained Earnings                                                                               1,012,928
                                                                                                 -----------
      Total Stockholders' Equity                                                                   1,016,481
                                                                                                 -----------
                                                                                                 $ 1,182,330
                                                                                                 ===========



  The accompanying notes form an integral part of these financial statements.

                          DELTA SOFTWARE SYSTEMS, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995



REVENUES                                                                                        $6,636,435

COST OF SALES                                                                                    1,241,454
                                                                                                ----------

GROSS PROFIT                                                                                     5,394,981

OPERATING EXPENSES
   Compensation - Key Executives                                                                   772,000
   Other Selling, General and Adminstrative Expenses                                             4,199,549
                                                                                                ----------
           Total Operating Expenses                                                              4,971,549
                                                                                                ----------

INCOME FROM OPERATIONS                                                                             423,432

OTHER INCOME (EXPENSES)
   Interest Income                                                                                   2,390
   Interest Expense                                                                                 (3,247)
   Other, Net                                                                                       49,275
                                                                                                ----------
           Total Other Income (Expenses)                                                            48,418
                                                                                                ----------

INCOME BEFORE INCOME TAXES                                                                         471,850

INCOME TAX EXPENSE                                                                                  21,269
                                                                                                ----------
NET INCOME                                                                                      $  450,581
                                                                                                ===========





  The accompanying notes form an integral part of these financial statements.

                          DELTA SOFTWARE SYSTEMS, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1995





COMMON STOCK                                                                                    $    1,600

ADDITIONAL PAID-IN CAPITAL                                                                           1,953

RETAINED EARNINGS
   Beginning Balance                                                                               562,347
   Net Income                                                                                      450,581
                                                                                                ----------
      Ending Balance                                                                             1,012,928
                                                                                                ----------

TOTAL STOCKHOLDERS' EQUITY                                                                      $1,016,481
                                                                                                ==========





  The accompanying notes form an integral part of these financial statements.

                          DELTA SOFTWARE SYSTEMS, INC.
                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1995


OPERATING ACTIVITIES
   Net Income                                                                      $450,581

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
 (USED IN) OPERATING ACTIVITIES
   Depreciation                                                                      56,852
   Amortization                                                                       6,860
   Deferred Income Taxes                                                             20,759

   (Increase) Decrease In
      Accounts Receivable
        Trade                                                                        (6,749)
        Unbilled                                                                   (116,112)
      Inventory                                                                       6,897
      Prepaid Expenses                                                                6,000

   (Increase) Decrease In
      Accounts Payable                                                              (58,013)
      Accrued Taxes                                                                 (28,192)
      Accrued Franchise and Excise Taxes                                                655
                                                                                   --------
              Total Adjustments                                                    (111,043)

      Net Cash Provided by (Used in) Operating Activities                                      $339,538

INVESTING ACTIVITIES
   Purchases of Fixed Assets                                                        (74,130)
   Disposals of Fixed Assets                                                          3,735
                                                                                    -------
      Cash Used in Investing Activities                                                         (70,395)

FINANCING ACTIVITIES
   Payments on Line-of-Credit                                                      (436,500)
   Borrowings on Line-of-Credit                                                     370,500
                                                                                   --------
      Cash Used in Financing Activities                                                         (66,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            203,143

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                                  (98,125)
                                                                                               --------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                                       $105,018
                                                                                               ========
 SUPPLEMENTAL DISCLOSURES
     Interest Paid                       $3,247
     Interest Received                   $2,390



  The accompanying notes form an integral part of these financial statements.

                          DELTA SOFTWARE SYSTEMS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Delta Software Systems, Inc. provides professional consulting, programming, and equipment sales services.

         These financial statements reflect the accrual basis of accounting which requires recognition of revenues when earned and expenses when incurred without regard to the exchange of cash. For income tax purposes, the Company uses cash basis of accounting.

         It is the Company's policy to classify all highly liquid investments with a maturity of three months or less as cash equivalents. All cash and cash equivalents are deposited in Nashoba Bank. In total those financial investments exceed the maximum amount ($100,000) that is federally insured.

         Property and equipment is stated at cost. Additions, renewals and betterments that add materially to productive capacity or extend the life of an asset are capitalized. Expenditures for maintenance and repairs which do not extend the life of the applicable assets are charged to expense as incurred. Upon retirement or disposal of an asset, the asset and accumulated depreciation accounts are adjusted accordingly. Any resulting gain or loss is included in income.

         Depreciation on furniture and equipment is provided for using double declining balance method over the estimated useful lives of three to seven years. Software is amortized straight-line over three years.

         Software revenue is recognized when the services are provided regardless of whether the customer has implemented the programs.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INCOME TAXES

         No federal income taxes are included in these statements. The Company is an S corporation and all federal income flows through the Corporation to the stockholders. State income taxes are provided on all revenue and expense items included in income, regardless of the period in which such items are recognized for tax purposes, except for items representing a permanent difference between pre-tax accounting income and taxable income. The provision for income taxes as of December 31, 1995 consists of the following:

               Current Provision for Income Taxes             $   510
               Deferred Portion                                20,759
                                                              -------
                                                              $21,269
                                                              =======

         The deferred tax asset and liability are a result of the difference between the cash basis tax return and the accrual basis financial statements.

                         DELTA SOFTWARE SYSTEMS, INC.
                  NOTES TO FINANCIAL STATEMENTS - CONTINUED
                         YEAR ENDED DECEMBER 31, 1995


NOTE 3 - LEASES

         The Company leases office space under operating leases with minimum annual payments due as follows:

                         Years Ending September 30,
                         ---------------------------
                                    1996                 $36,000

         The lease expired on June 30, 1996 and was not renewed. The Company moved to a new building and has obtained a new lease. Rent expense for the year ended December 31, 1995 was $72,000.

NOTE 4 - EMPLOYEE BENEFIT PLANS

         The Company sponsors a 401(k) Profit Sharing Plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code. This plan covers all employees of the Company who have reached the age of 21. The Company elected to match $.20 for each $1.00 of employee deferral, with the Company's contribution not to exceed 8% of an employee's salary, subject to limitations imposed by the Internal Revenue Service. The Company's contributions to the 401(k) Plan totaled $26,579 for the year ended December 31, 1995.

NOTE 5 - SUBSEQUENT EVENTS

         The owners of the Company are currently negotiating an exchange of 100% of the stock of Delta Software Systems, Inc. for a minority interest in a company in substantially the same industry. It is anticipated that operations of the Company will not be significantly effected by this transfer of ownership.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCB COMPUTER TECHNOLOGY, INC.


Date:    October 7, 1996                By: /s / Gordon L. Bateman
                                           ---------------------------------
                                           Gordon L. Bateman
                                           Executive Vice President of
                                           Finance and Administration and
                                           Chief Financial Officer

                                 EXHIBIT INDEX

        No.                                           Exhibit
--------------------     -----------------------------------------------------------------
         2               Agreement and Plan of Merger by and among SCB Computer
                         Technology, Inc., Delta Software Systems, Inc., the shareholders of Delta Software Systems, Inc., and Delta Acquisition, Inc.,
                         dated as of September 20, 1996, including Form of Indemnity and
                         Escrow Agreement (Exhibit B). (Schedules and other exhibits are omitted from this filing but the Registrant will furnish
                         supplemental copies of the omitted materials to the Securities and Exchange Commission upon request.)
